UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 28, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 29, 2015, Craig T. Bouchard, Chairman of the Board and Chief Executive Officer of Real Industry, Inc. (the “Company”), will be presenting at the Deutsche Bank 23rd Annual Leveraged Finance Conference (the “Investor Conference”). Mr. Bouchard will provide a corporate overview and recent developments of the Company. Other members of the Company’s management will be attending the Investor Conference and will be meeting with investors and potential investors throughout the day. The Investor Conference presentation will be available on the Company’s website at www.realindustryinc.com. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with general instruction B.2. of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K shall not be deemed or considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Deutsche Bank 23rd Annual Leveraged Finance Conference presentation dated September 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: September 28, 2015	By:	/s/ Kyle Ross
	Name:	Kyle Ross
	Title:	Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Deutsche Bank 23rd Annual Leveraged Finance Conference presentation dated September 29, 2015.